SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2008

BANCFIRST CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 N Broadway, Oklahoma City, OK	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 270-1086

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 28, 2008, the Board of Directors of BancFirst Corporation amended Article XVI, Section 1 and Article XVII, Section 1 of the Bylaws of the Corporation effective as of February 28, 2008 to authorize the issuance of the Corporation’s shares of common and preferred stock under a Direct Registration Program in compliance with applicable state and federal law and to maintain our compliance with NASDAQ listing requirements. These amendments will allow the Corporation to issue shares in an uncertificated form.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

3.1	Article XVI, Section 1 and Article XVII, Section 1 of the Corporation’s Bylaws, as amended effective February 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BancFirst Corporation
(Registrant)

February 29, 2008
/s/ Joe T. Shockley, Jr.
Joe T. Shockley, Jr.
(Principal Financial Officer)